UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2024

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36492	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8201 E. 34th Cir N, Suite 1307, Wichita, Kansas	67226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (620) 325-6363

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2024, AgEagle Aerial Systems Inc. (the “Company”) filed with the Secretary of State of the State of Nevada a Certificate of Amendment to the Articles of Incorporation of the Company (the “Certificate of Amendment”), which was approved by the Company’s shareholders at the Company’s special meeting of shareholders (the “Special Meeting”) held on December 20, 2024. The Certificate of Amendment increases the Company’s authorized common stock, par value $0.001 (the “Common Stock”), from 5,000,000 to 200,000,000 (the “Articles Amendment”). The Articles Amendment became effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada.

This summary of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein. A more complete description of the foregoing amendment is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 19, 2024.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on December 20, 2024. As of the record date, November 8, 2024, there were a total of 3,554,096 shares of Common Stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 2,511,203 shares of Common Stock were represented in person (virtually) or by proxy; therefore, a quorum was present. The final voting results for the matters submitted to a vote of shareholders were as follows:

Proposal No. 1 – Amendment to our Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock

To approve the Articles Amendment:

Votes For	Votes Against	Abstentions
1,971,503	530,152	9,548

Proposal No. 2 – Approval of the Issuance of Shares of our Common Stock Representing More than 20% of our Common Stock Outstanding Upon Conversion of the Convertible Note in Accordance with NYSE American Rule 713(a)(ii) (the “Stock Issuance Proposal”)

To approve the Stock Issuance Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,740,079	182,469	7,471	581,184

Proposal No. 3 – The Adjournment Proposal

To approve the Adjournment Proposal:

Votes For	Votes Against	Abstentions
2,175,177	318,660	17,365

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Articles of Incorporation, as filed with the Secretary of State of Nevada on December 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2024	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ William Irby
	Name:	William Irby
	Title:	Chief Executive Officer